UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2009

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13711

Delaware	13-3429953
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4211 W. Boy Scout Boulevard Tampa, Florida

33607

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(813) 871-4811

 (Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

Item 8.01               Other Events

On February 16, 2009, Walter Industries, Inc. (the “Company” or “Walter”) issued a press release announcing the Company’s fourth quarter and full year 2008 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02 and 8.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Forward-Looking Statements.    This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, a proposed spin-off of the Financing business of Walter Industries, Inc. through its wholly-owned subsidiary, Walter Investment Management LLC and the proposed merger of Walter Investment Management LLC with Hanover Capital Mortgage Holdings, Inc. (“HCM”) and certain related transactions and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Neither Walter nor HCM assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It.    In connection with the proposed merger of Walter Investment Management LLC into HCM and certain related transactions, HCM filed a registration statement on Form S-4 containing a preliminary proxy statement/prospectus with the SEC, and HCM will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/ prospectus will be mailed to stockholders of Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc. Stockholders will be able to obtain a free copy of the proxy statement/ prospectus, as well as other filings containing information about Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc., without charge, at the SEC’s Internet site (http://www.sec.gov ). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at Hanover Capital Mortgage Holdings, Inc.’s Web site (http://www.hanovercapitalholdings.com). In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by directing a written request to: Hanover Capital Mortgage Holdings, Inc. 200 Metroplex Drive, Suite 100, Edison, NJ 08817.

No Offer or Solicitation.    This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or

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qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Walter and HCM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related transactions. Information regarding Walter Industries, Inc.’s directors and executive officers is available in Walter’s proxy statement for its 2008 annual meeting of stockholders and Walter’s 2007 Annual Report on Form 10-K, which were filed with the SEC on March 19, 2008, and March 7, 2008, respectively, and information regarding HCM’s directors and executive officers is available in HCM’s proxy statement for its 2008 annual meeting of stockholders and HCM’s 2007 Annual Report on Form 10-K, which were filed with the SEC on April 24, 2008, and April 2, 2008, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in HCM’s proxy statement/prospectus and other materials referred to in HCM’s proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 16, 2009, Walter Industries, Inc. Announces Fourth Quarter And Full Year 2008 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

	By:	/s/ Catherine C. Bona
	Title:	Catherine C. Bona
Vice President, Asst. General Counsel
and Secretary

Date: February 17, 2009

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